Exhibit 99.1

FOR IMMEDIATE RELEASE

Redwood Trust, Inc.

RWT Holdings, Inc.

Thursday, September 19, 2019

REDWOOD TRUST ANNOUNCES PRICING OF 5.75% EXCHANGEABLE SENIOR NOTES DUE 2025

MILL VALLEY, CA – Thursday, September 19, 2019 – Redwood Trust, Inc. (“Redwood”) (NYSE: RWT) today announced that its indirect wholly owned subsidiary, RWT Holdings, Inc. (“Holdings”), priced $175,000,000 aggregate principal amount of its 5.75% exchangeable senior notes due 2025 (the "Notes") in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The initial purchasers have a 13-day option to purchase up to an additional $26,250,000 aggregate principal amount of the Notes in connection with the offering. The Notes will be senior unsecured obligations of Holdings and will be fully and unconditionally guaranteed by Redwood. The offering is expected to close on September 24, 2019, subject to the satisfaction of customary closing conditions.

Interest on the Notes will be payable semiannually on April 1 and October 1, beginning on April 1, 2020. The Notes will mature on October 1, 2025, unless earlier exchanged, redeemed or repurchased.  Upon exchange, holders of the Notes will receive shares of Redwood common stock. If a "fundamental change" (as defined in the offering memorandum relating to the Notes) occurs, then, subject to certain conditions and a limited exception, holders of the Notes may require Holdings to repurchase for cash all or part of their Notes at 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, up to, but excluding, the repurchase date.

Holders may exchange any of their Notes for shares of Redwood common stock at the applicable exchange rate at any time prior to the close of business on the second scheduled trading day prior to the maturity date, unless the Notes have been previously redeemed or repurchased by Holdings.  Any exchanges of Notes for shares of Redwood common stock will be subject to certain ownership limitations (as more fully described in the offering memorandum relating to the Notes). The initial exchange rate is 55.1967 shares of Redwood common stock for per $1,000 principal amount of Notes, equivalent to an initial exchange price of approximately $18.12 per share, which represents a premium of approximately 10.0% to the closing price of Redwood common stock on September 19, 2019.

Holdings will not be permitted to redeem the Notes at its option, except to the extent that redeeming the Notes is necessary to preserve Redwood’s status as a real estate investment trust (“REIT”).  The redemption price will be an amount in cash equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, up to, but excluding, the redemption date. Redwood or Holdings may at any time and from time to time repurchase Notes by tender offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws.

Holdings intends to use the net proceeds from this offering for general corporate purposes, which may include the repayment of debt, including all or a portion of the $201 million outstanding aggregate principal amount of Holding’s 5.625% exchangeable senior notes due 2019. Holdings may also distribute a portion of the net proceeds to Redwood to fund its business and investment activity, which may include funding pending or recently completed investment transactions (including, for example, funding the remainder of the purchase price for subordinate securities backed by a pool of reperforming and non-performing residential mortgage loans, and funding capital calls on a multifamily whole loan investment fund). In addition, Redwood may use a portion of the net proceeds from this offering distributed by Holdings to fund new investment opportunities in portfolios of residential, multifamily, or business purpose residential loans or securities, to make other portfolio investments, to fund its mortgage banking business, and for general corporate purposes. Pending such uses, Redwood may use all or a portion of the net proceeds from this offering to temporarily reduce borrowings under its short-term residential or business purpose loan warehouse facilities and its short-term real estate securities repurchase facilities and Redwood may subsequently re-borrow amounts under such facilities to fund the activity described above.

The offer and sale of the Notes, and the shares of Redwood common stock issuable upon exchange of the Notes, have not been and will not be registered under the Securities Act, or any state securities law, and the Notes and such shares may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. persons absent registration under the Securities Act, except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This announcement does not constitute an offer to sell or a solicitation of an offer to buy any securities, including the Notes or the shares of Redwood common stock issuable upon exchange of the Notes, nor shall there be any offer, solicitation or sale of any securities, including any Notes or the shares of Redwood common stock issuable upon exchange of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful. This announcement is being issued pursuant to and in accordance with Rule 135c under the Securities Act. The offering was made only by means of an offering memorandum.

Redwood is a publicly traded company structured as a REIT. Holdings is an indirect wholly owned, taxable REIT subsidiary of Redwood.

CAUTIONARY STATEMENT: This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as statements related to the offering and the expected use of the net proceeds. Forward-looking statements involve numerous risks and uncertainties. Redwood's actual results may differ materially from those projected, and Redwood and Holdings caution investors not to place undue reliance on the forward-looking statements contained in this release. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "expect," "believe," "intend," "seek," "plan," and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in Redwood's preliminary offering memorandum dated September 19, 2019 and the documents incorporated by reference in the preliminary offering memorandum, which include Redwood’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Redwood’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019 and June 30, 2019, Redwood’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2019, February 1, 2019, May 10, 2019, May 17, 2019, September 3, 2019 and September 6, 2019, Redwood’s Definitive Proxy Statement with respect to the 2019 Annual Meeting of Stockholders (solely to the extent specifically incorporated by reference into Redwood’s Annual Report on Form 10-K), the description of Redwood’s common stock contained in Redwood’s registration statement on Form 8-A filed with the SEC on January 7, 1998, and all documents filed by Redwood with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act after the date of the offering memorandum and prior to the termination of the offering (but excluding any documents or portions of documents which are deemed “furnished” and not filed with the SEC). Redwood and Holdings undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

CONTACT

Lisa Hartman – SVP, Head of Investor Relations

Phone: 866-269-4976

Email: investorrelations@redwoodtrust.com